Exhibit 10.1

Quanta Services, Inc.

Term Sheet

Senior Leadership Annual Incentive Plan 2015

Participants	Employees will be selected to participate in the Annual Incentive Plan at the discretion of the CEO with the approval of the Compensation Committee.

Target Incentive

•       Target incentive ranges have been or will be developed for each participant in the Plan.

•       Management will make recommendations to the Compensation Committee regarding the target incentive for each participant based on a competitive range.

Company Performance Component (65%) and Incentive Determination

•       Sixty-five percent (65%) will be based on an EPS Target, to be determined annually by the Compensation Committee. This target will be adjusted, as appropriate, at the discretion of the Compensation Committee.

The Performance Award will be determined according to the following table:

Percentage of Target/Objective Obtained	Payout Percentage
0%	0%
36%	25%
61%	50%
82%	75%
100%	100%
116%	125%
131%	150%
146%	175%
158%	200%

•       The salary to be used in the calculation will be the base salary in effect on December 31, 2015.

•       If performance exceeds 158% of target, participants are eligible to receive up to another 100% to be paid out in restricted stock units and subject to a 3-year graded vesting period.

•       When performance falls between the designated points in the table, the incentive will be determined by interpolation.

Individual Performance Component (35%) and Incentive Determination

The remaining thirty-five percent (35%) of a participant’s annual incentive value is the Individual Performance Component. This award will be based on obtaining pre-set SMART (Specific, Measurable, Attainable, Relevant and Time-Bound) objectives established for each participant for the year.

The Individual Performance Award will be determined according to the following table:

Performance	Incentive as a % of Target Incentive
Far Exceeds	200%
Exceeds	150%
Meets	100%
Partially Meets	50%
Does Not Meet	0%

•       The salary to be used in the calculation will be the base salary in effect on December 31, 2015.

•       When performance falls between the designated points in the table, the incentive will be determined by interpolation.

Limitations

•       Any incentive will be subject to (i) assessment of overall company performance to ensure that payout of incentives will not jeopardize the financial stability of the company, (ii) discretion of Quanta management regarding individual performance, and (iii) approval by the Compensation Committee.

•       A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

•       A new participant added to this Plan during the Plan year will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 to be eligible for incentives in the current plan year.

Clawback Provision

Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any executive officer of Quanta Services, Inc. pursuant to this plan which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be subject to such deductions and clawback (recovery), including by means of repayment by the executive officer and/or withholding of future wages, as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement).

In addition, notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer of Quanta Services, Inc. pursuant to this plan which, if payable to an executive officer of Quanta Services, Inc., would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, at the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer of Quanta Services, Inc., but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply with respect to the 2015 performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Incentive Payout

•       Stock Eligible participants, at the election of the CEO with approval by the Compensation Committee, may receive any incentive earned under the Annual plan in cash, restricted stock, restricted stock units, or a combination thereof. Any shares or units awarded will vest ratably over a three-year period following the date of grant. A participant receiving restricted stock or restricted stock units must be employed by the company at each vesting date. If a participant leaves the employment of the company, all unvested restricted stock and all unvested restricted stock units are forfeited.

•       Cash-Only Eligible participants will receive any incentive earned for the year in cash.

Quanta Services, Inc.

Term Sheet

Senior Leadership Long-Term Incentive Plan 2015

Participants

•       Employees will be selected to participate in the Long-Term Incentive Plan annually at the discretion of the CEO with the approval of the Compensation Committee.

•       For purposes of the Long-Term Incentive Plan, participants will be classified annually into two categories: Stock Eligible or Cash-Only Eligible participants (in select circumstances), at the discretion of the CEO with the approval of the Compensation Committee.

Target Incentive

•       Target incentive ranges have been or will be developed for each participant in the Plan.

•       Management will make recommendations to the Compensation Committee regarding the target incentive for each participant based on a competitive range.

Company Performance Component and Incentive Determination

Not less than fifty percent (50%) of a participant’s long-term incentive target value will be based on three-year financial targets and strategic goals. These targets and goals will be determined annually by the Compensation Committee. The targets will be adjusted, as appropriate, at the discretion of the Compensation Committee.

Participants will receive the payouts that will cliff-vest immediately at the end of the three-year performance period.

Individual Component	The remaining portion of a participant’s long-term incentive value will be granted during the performance year but will vest ratably over a three-year period following the date of grant.

Limitations

•       Any incentive will be subject to (i) assessment of overall company performance to ensure that payout of incentives will not jeopardize the financial stability of the company, (ii) discretion of Quanta management regarding individual performance, and (iii) approval by the Compensation Committee.

•       In any year, stock awarded under this and all other plans shall not exceed one percent (1%) of the outstanding stock without Compensation Committee approval. The Compensation Committee and the Board of Directors will review this limitation annually.

•       Generally, a participant must be employed by the company on the date the bonus is paid to be eligible to receive the bonus. However, a participant who leaves prior to the completion of the three-year performance period will have the potential to receive his or her bonus, or some portion of it, at the discretion of the CEO with the approval of the Compensation Committee. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

•       A new participant added to this Plan during the performance period will be pro-rated from their date of hire. In any event, a new participant must be employed by October 1 of the first year to be eligible for incentives for the current three-year performance period.

Clawback Provision

Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any executive officer of Quanta Services, Inc. pursuant to this plan which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be subject to such deductions and clawback (recovery), including by means of repayment by the executive officer and/or withholding of future wages, as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement).

In addition, notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer of Quanta Services, Inc. pursuant to this plan which, if payable to an executive officer of Quanta Services, Inc., would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, at the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer of Quanta Services, Inc., but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply with respect to the 2015 – 2017 performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Incentive Payout

•       Stock Eligible participants, at the election of the CEO with approval by the Compensation Committee, may receive any incentive earned under the Long-Term Incentive Plan in cash, restricted stock, restricted stock units, performance units, or a combination thereof. Any shares or units awarded under the Three-Year Performance Award will cliff vest following the three-year performance period. Any shares or units awarded under the Time-Vested Restricted Stock Award will vest ratably over a three-year period following the date of grant. A participant receiving restricted stock or restricted stock units or performance units must be employed by the company at each vesting date. If a participant leaves the employment of the company, the unvested portion of all awards will be forfeited.

•       Cash-Only Eligible participants will receive any incentive earned for the year in cash.

Quanta Services, Inc.

Term Sheet

CEO Discretionary Incentive Plan – All

2015

Discretionary Payout	Annually, at the recommendation of the CEO, discretionary awards will be presented to the Compensation Committee. These awards will be made at the discretion of the CEO, with the Compensation Committee’s approval, in cash, restricted stock, restricted stock units, or a combination thereof. A participant must be employed by the company on the date the bonus is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such bonus. It is the company’s intention to pay bonuses earned under the plan in March following the end of the calculation period.

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